UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 13, 2013

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Boulevard

San Diego, California 92123

(Address of Principal Executive Offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ResMed Inc. 2009 Incentive Award Plan

On November 13, 2013, US Pacific time, at the annual meeting of our stockholders, our stockholders approved an amendment to the ResMed Inc. 2009 Incentive Award Plan, as noted in Item 5.07 below. Their approval also served as approval for purposes of section 162(m) of the US Internal Revenue Code. The amendment to the plan, among other things, (i) increased the number of shares of common stock reserved for issuance under the plan by 8,345,000 shares, (ii) modified the method by which full value shares are counted under the plan, (iii) added certain performance goals, and (iv) extended the plan’s term to September 11, 2023;

A description of the material terms of the plan, including the amendments, was included in our 2013 proxy statement filed with the Securities and Exchange Commission on October 2, 2013, and the proxy statement’s description of the plan and its terms are incorporated here by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 13, 2013, US Pacific time, at our annual meeting of stockholders, our stockholders (i) elected the two nominees listed below to serve on our board of directors; (ii) ratified the selection of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2014; (iii) approved the compensation of our named executive officers; and (iv) approved the amendment to the ResMed Inc. 2009 Incentive Award Plan.

	For	Against	Abstain	Broker Non-Votes
Item of Business No. 1: Election of the following two nominees to serve for three-year terms until our annual meeting of stockholders in 2016:

Carol Burt	101,229,545	113,596	196,669	8,213,640
Richard Sulpizio	101,040,075	116,520	383,215	8,213,640

	For	Against	Abstain	Broker Non-Votes
Item No. 2: Ratification of Auditors	109,080,437	637,829	35,184	0

	For	Against	Abstain	Broker Non-Votes
Item No. 3: Approval, on an advisory basis, of the compensation of ResMed’s named executive officers.	82,072,578	19,010,801	456,431	8,213,640

	For	Against	Abstain	Broker Non-Votes
Item No. 4: Amendment to the ResMed Inc. 2009 Incentive Award Plan	74,602,386	26,741,253	196,171	8,213,640

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits:	Description of Document

10.1	Amendment to the ResMed Inc. 2009 Incentive Award Plan (incorporated by reference to Appendix A of ResMed Inc.’s Proxy Statement filed October 2, 2013).

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

Date: November 19, 2013	By:	/s/ David Pendarvis
		Name:	David Pendarvis
		Its:	Chief administrative officer, global general counsel
and secretary

EXHIBIT INDEX

Exhibits:	Description of Document

10.1	Amendment to the ResMed Inc. 2009 Incentive Award Plan (incorporated by reference to Appendix A of ResMed Inc.’s Proxy Statement filed October 2, 2013.